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                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 7
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, pursuant to Section 11.01, the Company has reserved the right to amend the Plan through action of the Committee for the Plan;

         NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

                                       1.

         Section 4.03(a) is hereby deleted and the following is substituted in lieu thereof as follows:

                  "(a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Compensation contributed as a Pre-Tax Contribution only on January 1, April 1, July 1, or October 1 of each Plan Year (or the first pay period that begins on or after such dates) by delivery of written notice to the Committee or by other means as approved by the Committee. In order to be effective, the Participant must notify the Committee at least 30 days prior to the date that the increase or decrease will become effective (or such lesser number of days as permitted by the Committee on a nondiscriminatory basis)."

                                       2.

         Section 9.14 is hereby deleted and a new Section 9.14 is substituted in lieu thereof as follows:

                  9.14     Other Requirements.

                  (a) All loans issued to a married Participant pursuant to this
                      Plan on or after January 1, 1999 shall require the consent of the Participant's Spouse. Such consent shall authorize the Committee to default the loan and, when a distributable event has occurred, foreclose on the loan pursuant to the loan documents and loan guidelines without
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                      additional notice to or consent by the Participant or the
                      Participant's Spouse. Such consent by the Spouse married to the Participant at the time the loan is processed shall also apply to any future Spouse of the Participant. Additionally, no current or future spousal consent is required if the Participant was not married at the time the loan was processed.

                  (b) The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application, loan guidelines and loan rules as it deems necessary to carry out the provisions of this Article Nine (including retroactive amendments).

                                       3.

         Except as amended herein, the Plan shall remain in full force and effect. This Amendment Number 7 shall be effective January 1, 1999.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee, has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                                      COMMITTEE TO THE
                                                   GENUINE PARTNERSHIP PLAN


                                            By: /s/ George W. Kalafut
                                               ---------------------------------
                                            Date: January 22, 1999
                                                 -------------------------------

                                            By:/s/ Edward J. Van Stedum
                                               ---------------------------------
                                            Date: January 22, 1999
                                                 -------------------------------

                                            By:/s/Jerry Nix
                                               ---------------------------------
                                            Date: January 22, 1999
                                                 -------------------------------

                                            By: /s/Frank M. Howard
                                               ---------------------------------
                                            Date: January 22, 1999
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